Please keep this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE OUTLOOK TODAY FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2010 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2020 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2030 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2040 FUNDSM

Class A, Class B, Class C, Administrator Class and Institutional Class

Supplement dated April 13, 2006, to the Prospectus dated July 1, 2005.

This supplement contains important information about matters recently approved by the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) affecting the Funds referenced above (individually an “Outlook Fund,” collectively the “Outlook Funds”).

At its March 31, 2006, meeting, the Board unanimously approved a recommendation to change the investment strategies of the Outlook Funds to replicate, before fees and expenses, the return of the Dow Jones Target Date Indexes for many reasons, including providing shareholders with greater diversification. In addition, the Board approved converting the structure (the “Structural Conversion”) of each Outlook Fund from a stand-alone fund that invests directly in a portfolio of individual securities to a fund-of-funds structure in which each Outlook Fund invests substantially all of its assets in master portfolios or other registered investment companies (a “Gateway Blended Fund” structure) to allow the Outlook Funds to more closely track the Dow Jones Target Date Indexes. The table below outlines each Outlook Fund’s proposed principal strategy and proposed new name to correspond to the name of the index whose total return it will attempt to replicate. The new names and strategies will go into effect upon each Outlook Fund’s Structural Conversion to the Gateway Blended Fund structure.

Fund	Proposed Principal Strategy
Outlook Today Fund Proposed name: Dow Jones Target Today Fund

The Fund is a gateway blended fund that invests in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expense, the total return of the Dow Jones Target Today Index.

Outlook 2010 Fund Proposed name: Dow Jones Target 2010 Fund

The Fund is a gateway blended fund that invests in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expense, the total return of the Dow Jones Target 2010 Index.

Outlook 2020 Fund Proposed name: Dow Jones Target 2020 Fund

The Fund is a gateway blended fund that invests in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expense, the total return of the Dow Jones Target 2020 Index.

Outlook 2030 Fund Proposed name: Dow Jones Target 2030 Fund

The Fund is a gateway blended fund that invests in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expense, the total return of the Dow Jones Target 2030 Index.

Outlook 2040 Fund Proposed name: Dow Jones Target 2040 Fund

The Fund is a gateway blended fund that invests in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expense, the total return of the Dow Jones Target 2040 Index.

In connection with the Structural Conversion of the Outlook Funds, the Board has approved, subject to shareholder approval, a reduction in the investment advisory fee that each Outlook Fund pays to Wells Fargo Funds Management, LLC (“Funds Management”). Specifically, the maximum investment advisory fee of 0.65% currently payable to Funds Management by each Outlook Fund would be reduced to 0.25%. This fee is being reduced in light of a shift of some of Funds Management’s advisory responsibilities away from the stand-alone Outlook Fund level to the underlying master portfolio level under the new Gateway Blended Fund structure. After the Structural Conversion, the investment advisory services that Funds Management provides to the Outlook Funds would be reduced whereby Funds Management would no longer be responsible for purchasing and selling individual securities for each Outlook Fund’s portfolio, but rather would be responsible for determining the percentage of assets each Outlook Fund should allocate to the newly created master portfolios in which the Outlook Fund invests. Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by the master portfolios for managing the master portfolios’ direct investments in securities.

At the Board meeting held on March 31, 2006, the Board also unanimously approved, subject to shareholder approval, replacing Barclays Global Fund Advisors (“BGFA”) with Global Index Advisors, Inc. (“GIA”) as sub-adviser to the Outlook Funds and unanimously approved a new sub-advisory agreement with GIA. Funds Management will be solely responsible for paying GIA’s sub-advisory fees of 0.06% out of the 0.25% advisory fee it receives. Additionally, Funds Management has agreed to lower the net operating expenses for each of the Outlook Funds after the Structural Conversion to the Gateway Blended Fund structure. The current sub-advisory agreement with BGFA is expected to terminate at the time each Outlook Fund converts to a Gateway Blended Fund.

Finally, the Board has approved, subject to shareholder approval and subject to either the receipt of exemptive relief from the Securities and Exchange Commission (“SEC”) or the adoption by the SEC of a relevant federal securities rule, a multi-manager structure that would permit each Outlook Fund and Funds Management to enter into, and materially amend, sub-advisory agreements with a sub-adviser in the future without obtaining shareholder approval, subject to certain conditions. Currently, a change in an Outlook Fund’s sub-adviser and material changes to sub-advisory agreements require shareholder approval, which can be expensive and time-consuming.

In connection with the numerous securities transactions required to align the Outlook Funds’ portfolios with the Dow Jones Target Date Indexes, it is anticipated that there will be a period of high portfolio turnover as a large portion of each Outlook Fund’s assets will be sold by the corresponding master portfolios. Each Outlook Fund will recognize its share of the net gain from such dispositions for, and will distribute such gain to, its shareholders as a taxable distribution for U.S. federal income tax purposes. Such distributions are currently estimated to be between 6%-12% of total Fund assets, however the actual percentage distributed could vary from this range depending on market conditions at the time of the repositioning. Accordingly, each Outlook Fund shareholder may recognize significant taxable income as a result of the repositioning. Although qualified plan investment vehicles (e.g., IRAs and 401(k) plans) may not be subject to tax on their income from the Outlook Fund, shareholders should consult their tax adviser about their specific tax situations. This repositioning also could generate significant transaction costs.

The Outlook Funds will be requesting shareholder approval on certain aspects of these matters at a shareholder meeting currently scheduled for June 12, 2006. Subject to shareholder approval, it is currently anticipated that the Outlook Funds’ Structural Conversion to the Gateway Blended Fund structure and the corresponding changes in the portfolios, the advisory and sub-advisory arrangements, and expense ratios will be implemented around the end of June 2006. If the multi-manager structure is approved by shareholders, Funds Management will not take any action with respect to a sub-adviser in reliance on the multi-manager structure until shareholders receive further notice.

No shareholder action is necessary at this time. Proxy materials, which are expected to be mailed to shareholders on or about April 24, 2006, will describe in detail each of the proposals and the Board’s reasons for recommending them. Shareholders who purchase shares after March 31, 2006, will not be entitled to vote on the proposals, but may request a copy of the proxy materials.

RT56771	OUT0406/SUP007 04/06

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